UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2019
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EnerSys
(Exact name of registrant as specified in its charter)
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Delaware	1-32253	23-3058564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania	19605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 208-1991
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01    Other Events.

On March 22, 2019, EnerSys settled its previously disclosed proceeding involving the German Competition Authority related to EnerSys’ reserve power battery business by agreeing to pay a fine of €6.5 million (or approximately $7.4 million), which is payable by April 5, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERSYS

Dated: March 22, 2019	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein
Chief Financial Officer